SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                  AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K
                   FILED WITH THE COMMISSION ON MARCH 31, 1997



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 27, 1998

                      Coates International, Inc.
        Exact name of Registrant as specified in charter)

    Delaware            33-94884              22-2925432
(State or other       (Commission           (IRS employer
jurisdiction of       file number)           identification
incorporation                                       no.)


  Highway 34 & Ridge Road, Wall, New Jersey         07719
(Address of principal executive office)            Zip Code

Registration telephone number, including area code: (732) 449-7717


Former name or former address, if changed since last report)









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         Item 7.           Financial Statements and Exhibits.

                            (a),(b): Not applicable.

                           (c): Exhibits (1): Registrant hereby files a copy of the Letter to Moore Stephens, P.C., dated March 31, 1998, re change in certifying accountants is filed herewith in accordance with Item 601
         (16) of Regulation S-K.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment No. 1 to Registrant's Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


         April 1, 1998                      Coates International, Ltd.



                                            By:  s/George J. Coates
                                                George J. Coates, President
































coates.8kA

                                        2

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                           Coates International, Ltd.
                             Highway 34 & Ridge Road
                             Wall, New Jersey 07719


                                 March 31, 1998


VIA TELECOPY ONLY

Moore Stephens, P.C.
340 North Avenue
Cranford, New Jersey 07016-2496

                       RE:     Coates International, Ltd.

Gentlemen:

         Please be advised that the Board of Directors has acted to dismiss Moore Stephens, P.C. as the independent auditors for Coates International, Ltd., effective March 27, 1998. In accordance with the rules and regulations of the Securities Exchange Act of 1934, as amended, attached hereto please find Current Report on Form 8-K which Registrant shall file with the Securities and Exchange Commission (the "Commission") today. Please be advised that you have the right to furnish Coates International, Ltd. with a letter addressed to the Commission stating whether or not you agree with these statements contained in the attached Current Report and that if you do so furnish such a letter it shall be filed as an exhibit to the subject Current Report within the time period specified by law.


                                             Very truly yours,
                                             Coates International,Ltd.

                                             s/George J. Coates
                                             George J. Coates, President

Attach.











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